UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2024

(Exact Name of Registrant as Specified in Charter)

NOV INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10353 Richmond Ave. Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 346-223-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On December 15, 2024, the Board of Directors (the “Board”) of NOV Inc. (the “Company”) appointed Christian S. Kendall as a director of the Company, with a term of office expiring at the next annual meeting of stockholders. Mr. Kendall will serve on the Board’s Audit Committee. As compensation for his service on the Board, Mr. Kendall will receive the Company’s standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement relating to the Company’s annual meeting of stockholders in 2024, filed with the Securities and Exchange Commission on April 4, 2024, as such compensation may be updated from time to time. In addition, there are no transactions in which Mr. Kendall has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Kendall, age 58, currently serves as a director of California Resources Corporation, chair of its Nominating & Corporate Governance Committee, and member of its Audit Committee. He also serves as a director of Carbon TerraVault, a subsidiary of California Resources Corporation.

Mr. Kendall has more than 30 years of experience in the global oil and gas industry, including as a director, President, and Chief Executive Officer of Denbury Inc. prior to its acquisition by Exxon Mobil Corporation in November 2023. Mr. Kendall received a Bachelor of Science in Engineering, Civil Specialty from the Colorado School of Mines and graduated from Harvard Business School’s Advanced Management Program.

With the appointment of Mr. Kendall, the Board is now composed of eleven directors, ten of whom are independent members.

On December 16, 2024, the Company announced the appointment of Mr. Kendall to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is provided as part of the information furnished under Item 5.02 of this Current Report:

99.1	NOV Inc. press release dated December 16, 2024 announcing the appointment of Christian S. Kendall.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2024	NOV INC.

/s/ Peter F. Vranderic
Peter F. Vranderic
Vice President